Redefining Oral Biologics September 2021 Exhibit 99.1

This presentation and the accompanying oral statements contain forward-looking statements. Forward-looking statements are based on information available at the time those statements are made or on management's good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation and the accompanying oral statements may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include Rani Therapeutics Holdings, Inc.’s (“Rani,” “we,” “us,” or “our”) future financial performance, including our expectations regarding our revenues, cost of revenues, operating expenses, and our ability to achieve and maintain future profitability, those risks inherent in the preclinical and clinical development process and the regulatory approval process, the risks and uncertainties in commercialization and gaining market acceptance, the risks associated with protecting and defending our patents or other proprietary rights, the risk that our proprietary rights may be insufficient to protect our product candidates, the risk that we will be unable to obtain necessary capital when needed on acceptable terms or at all, competition from other products or procedures, our reliance on third-parties to conduct our clinical and non-clinical trials, our reliance on single-source third-party suppliers to manufacture clinical, non-clinical and any future commercial supplies of our product candidates, our ability to continue to scale and optimize our manufacturing processes by expanding our use of automation, our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act, the extent and duration of the COVID-19 pandemic, our expectations regarding customer demand for our product candidates, and increased regulatory requirements. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would,” or the negative of these terms or other comparable terminology. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Except as required by law, Rani does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. The information provided herein is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce it or disclose it to any third party in whole or in part. This presentation and the accompanying oral presentation also contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. Forward-Looking Statements

Today’s Presenters Talat Imran  CEO Mir Hashim CSO

Converting injectable biologics into pills $56BN+ initial market opportunity1 targeting multiple markets across multiple diseases 5 internal development programs Initiation of at least two Phase 1 trials expected in 2022; Repeat-dose study expected in 2022 Octreotide Phase 1 completed supporting platform safety, tolerability and bioavailability Established IP portfolio with 270+ patents filed and 160+ issued/allowed as of 3/24/21 Corporate Summary 1Includes all indications for TNFa inhibitors. Estimated cumulative addressable market for key identified pipeline candidates (octreotide, TNFa antibody, insulin, GLP-1, parathyroid hormone and human growth hormone) per third-party market analyses

Patients Prefer Pills 88% of RA patients would prefer a daily pill to a bi-weekly injection of Humira 38% of diabetics miss 4+ injections per week Frost & Sullivan research report commissioned by Rani “Patients initiating treatment with glucagon-like peptide-1 receptor agonists (GLP-1RAs) had a 71% higher discontinuation rate in the first 6 months compared with those initiating saxagliptin (oral DPP-4 therapy)”1 “The most commonly reported barrier to maintaining injectable medication was injection concerns (42%) such as aversion to needles, pain, or needle size.”1 “The majority of patients (79%) would prefer a twice-daily oral tablet than an injection or IV infusion (for rheumatoid arthritis)”2 “Optimal adherence differed significantly between oral and injectable (93% vs 76%, p< 0.001)”3 Sources: 1 https://www.sciencedirect.com/science/article/pii/S0149291816303757#bib12 2 https://www.valueinhealthjournal.com/article/S1098-3015(13)03426-8/pdf 3 https://onlinelibrary.ectrims-congress.eu/ectrims/2017/ACTRIMS-ECTRIMS2017/199728/jonathan.roux.adherence.to.oral.versus.injectable.disease-modifying.therapies.html#:~:text=Mean%20MPR%20was%20higher%20for,%25%2C%20p%3C%200.001). “

Rani’s Technology

Designed for Minimal Discomfort No small intestine pain receptors Absorption similar to injections Upon Deployment Agnostic to payload Designed to accommodate peptides, proteins and antibodies Strong patent position Covering both the platform and drugs in combination with the platform Scalable design For low cost, high volume manufacturing Rani’s Development Approach The RaniPill capsule is similar in size to a fish oil or calcium pill

Development Pipeline

	INDICATION(S)	FORMULATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	NEXT EXPECTED MILESTONE
CORE PROGRAMS							
RT-101	**NETs / Acromegaly***	Octreotide					Repeat Dose Platform Study in 2022
RT-105	**Psoriatic Arthritis**	Anti TNF-α Antibody					Initiate Phase 1 in 2023***
RT-102	**Osteoporosis**	PTH-OP					Initiate Phase 1 in 2022***
RT-109**	**GH Deficiency**	hGH					Initiate Phase 1 in 2022***
RT-110	**Hypo-parathyroidism**	PTH-Hypo					Initiate Phase 1 in 2023***
COLLABORATION OPPORTUNITIES							
RT-103	**T2 Diabetes**	GLP-1 Mimetic					
RT-106	**T2 Diabetes**	Basal Insulin					

RT-XXX refers to the RaniPill capsule containing a biologic in a proprietary Rani formulation
* Each of these indications will require separate trials
** CCHN will have limited opportunity to negotiate for rights within China
***To follow submission and clearance of IND

Rani THERAPEUTICS

8

Preclinical & Clinical Experience

Preclinical & Clinical Experience

- **Preclinical – 10 molecules** assessed
  - 4 antibodies, 5 peptides, 1 large protein
  - Awake dogs, anesthetized juvenile pigs
  - Single and repeat-dose studies
    - No serious adverse events observed to date
    - High bioavailability, comparable to parenteral injections

- **Clinical – 3 molecules** assessed**, 5 human clinical studies** in healthy volunteers
  - RaniPill™ platform-only study
  - Phase I study with RaniPill and biologic (octreotide)
  - 3 studies simulating Rani delivery via Endoscopic intrajejunal injections
  - 2 peptides,1 antibody
    - No serious adverse events observed to date
    - High bioavailability, comparable to injections

Rani THERAPEUTICS

10

Safety and Tolerability Study of RaniPill Platform in Humans

- Study conducted in 2018
- RaniPill device tracked by X-ray imaging
- RaniPill device without a needle in fasted and fed groups
  - N=10 per group
- No food effect observed on device functionality
- RaniPill was well-tolerated by all subjects
- No serious adverse events were reported
- Met all safety endpoints
  - Ability to swallow
  - No sensation upon deployment
  - Ability to pass capsule remnants

X-Ray Image of Intact RaniPill


Radiopaque
Marker
within
Device

Rani THERAPEUTICS

11

RaniPill Repeat Administration Canine Study

Study Overview

Objective:
Evaluate safety and tolerability of once-daily 7 day repeat oral administration of the RaniPill capsule

Animal Model:
Male and female beagles naïve to all drugs

Study Groups:
Test Group:
Orally administered RaniPill capsule, containing octreotide, once a day for 7 days, followed by a 7 day wash-out period; n = 8 (4 males, 4 females)
Control Group:
Orally administered enteric coated size 000 capsule, containing sugar once a day for 7 days, followed by a 7 day wash-out period; n = 4 (2 males, 2 females)

Histopathology

Animals necropsied at end of the study:
Postmortem examination (excluding brain) was performed in 12 dogs (Test = 8, Control = 4) on Day 14 ± 1

Samples of small intestine from each animal (duodenum n = 1, jejunum n = 3, ileum n = 1) were collected for histopathological evaluation

Histological evaluation included an assessment and semi-quantitative scoring of lesions such as inflammation, hemorrhage, necrosis and fibrosis/fibroplasia

Summary

The RaniPill capsules were well-tolerated in all animals

No significant gastrointestinal abnormalities were associated with oral administration of the RaniPill capsule

No clinically adverse observations were noted

Rani THERAPEUTICS

12

Phase I Study with the RaniPill Containing Octreotide

COMPLETED	Q4 2019
Subjects	Healthy men and women, aged 18-55 years
Design	Open label, single center (Australia)
Test Articles	RaniPill Devices: 3 versions with incremental balloon sizes, each containing 100 μg of octreotide
1 Control Arm (N=6)	IV Injection of 100 μg of octreotide (*Sandostatin*®)
3 Treatment Arms (N=52)	3 cohorts of RaniPill devices with incrementally sized balloons
Primary Endpoints	Safety and Tolerability of the RaniPill capsule
Secondary Endpoint	Bioavailability of octreotide delivered via the RaniPill capsule

Rani THERAPEUTICS

13

Phase I Primary Endpoints: Safety and Tolerability Octreotide-RP capsule was well-tolerated by all subjects No subject had difficulty swallowing the capsule Capsule remnants passed out in all subjects No serious adverse events noted in the study

Pharmacokinetic Data: RT-101 Phase I Study RaniPill delivered Octreotide with high bioavailability Bioavailability = 65%

Canine Model Could Be Predictive of Human PK Data Bioavailability = 78% Bioavailability = 65% HUMAN Preclinical Data from Canine Model May Translate Well to Human Clinical Development CANINE

Additional Human Studies

Objective: to obtain an early read on the PK profile via Rani route in humans Methods: Using an endoscopic approach, an approved drug (commercial formulation) is injected into the jejunal wall (IJ route) to mimic the Rani route of administration We have determined PK of three drugs in these type of studies Sandostatin (octreotide) Byetta (exenatide) Humira (adalimumab) Endoscopic Intrajejunal Administration in Humans

PK Data of Octreotide with Endoscopic Injections vs. Oral RaniPill

Endoscopic Intrajejunal Administration of Exenatide (GLP-1 Analog) in Humans

PK in Healthy Subjects - SC vs. Intrajejunal (IJ)


Exenatide dose = 10 μg
SC (N=5)
IJ (N=5)
Plasma Exenatide (pg/ml)
250
200
150
100
50
0
-50
-60
0
60
120
180
240
300
360
Time (min)
Data are Means ± SE

Rani THERAPEUTICS

20

Humira IJ Injection vs Subcutaneous Injection Endoscopic Intrajejunal Administration of Anti TNF-α Antibody in Humans Data are Means ± SD *Back Bay Report 2018, projected peak revenue 2.5mg of Adalimumab Endoscopically Delivered in Humans (Subcutaneous and Intrajejunal) Adalimumab: Phase 1 Initiation – 2023

Additional Preclinical Studies

All data are Means ± SEM PK of Oral Adalimumab Biosimilar in Awake Dogs SC 46 ± 3 Rani 49 ± 6 BIOAVAILABILITY* (%) *Formation of anti-adalimumab antibodies in the canine impacted the accurate determination of bioavailability Adalimumab Dose = 2.5 mg

RT-110/102 - PTH (Teriparatide)

- Used in two indications:
  - Osteoporosis (OP) and
  - Hypoparathyroidism (Hypo) (rare disease)
- Must be injected daily
- PTH Market has been stable at ~$2.0B
  - Affects ~10M adult patients in the United States
  - Prevalence increasing due to aging population
  - An oral Teriparatide could dramatically increase the market
  - Teriparatide-based long-acting product demonstrated to be superior (Ascendis). Rani is working to create an oral form
  - Potential multi-billion global market

Estimated Combined Peak Sales: ~$1.4B*



Parathyroid Hormone (Teriparatide)
Rani vs. SC in Anesthetized Swine
PTH Dose = 20 μg
Forteo® SC (N=4)
Rani Group (N=6)
Serum Teriparatide (pg/ml)
125
75
25
-25
-30
0
30
60
90
120
150
180
Time (min)

PTH-OP: Phase 1 Initiation – 2022 | PTH-Hypo: 2023

Rani THERAPEUTICS

*Back Bay Report 2019, combined OP and Hypo

24

PK of Oral Teriparatide at 80 µg in Awake dogs Early Preclinical Data

Insulin PK/PD in Juvenile Swine Insulin dose = 20 IU

Regulatory Strategy & Key Milestones

Regulatory Strategy RaniPill Master File CBER/ CDER IDE study to evaluate safety & reliability of the RaniPill 40 healthy adults, 18-50 years old Dosing for 8 weeks Using non-drug tracer Clinical Studies for Each Drug Based on Pre-submission Meeting with FDA’s CDRH FDA CDRH Center for Devices and Radiological Health

Key Near Term Milestones DEVELOPMENT PROGRAM INDICATION DESCRIPTION PLANNED TIMING* RT-101 NETs / Acromegaly Repeat Dose Platform Study 2022 RT-102 Osteoporosis Initiate Phase 1 Clinical Trial 2022 RT-109 GH Deficiency Initiate Phase 1 Clinical Trial 2022 RT-105 Psoriatic Arthritis Initiate Phase 1 Clinical Trial 2023 RT-110 Hypo-parathyroidism Initiate Phase 1 Clinical Trial 2023 *Timelines are subject to regulatory agencies submission and clearance

Thank You